U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 28, 2004



                     American Security Resources Corporation
                     (formerly Kahuna Network Security Inc.)
                  (Formerly Computer Automation Systems, Inc.)
               (Exact Name of Registrant as Specified in Charter)


                                     Nevada
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

               000-27419                                 75-2749166
               ---------                                 ----------
          (Commission File Number)        (I.R.S. Employer Identification No.)


                          9601 Katy Freeway, Suite 220,
                        Houston, Texas, 77024 (Address of
                    principal executive offices including zip
                                      code)


                                  713-465-1001
                                  ------------
              (Registrant's telephone number, including area code)



SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On October 28, 2004, American Security Resources Corporation (the "Company") announced that Robert C. Farr has been appointed to the Board of Directors.

         On October 29, 2004, the Company announced that L. Edward Parker, CEO and Director, has resigned.


SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS

         On October 29, 2004, the Company announced that it has received an equity financing commitment of $20,000,000 from Goldbridge Capital L.L.C.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       American Security Resources Corporation


                                    By:/s/Frank Neukomm
                                    ------------------------------------------
                                    Frank Neukomm, Chief Financial Officer




DATE:    November 8, 2004